Exhibit 99.1

                              Certification under Section 906 of the Sarbanes-Oxley Act of 2002

               Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Company’s chief executive officer and chief financial officer each certify as follows:

               (a)          This Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

               (b)          The information contained in this Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JACK W. GIBSON

Jack W. Gibson Chief Executive Officer
Date:	November 11, 2002

/s/ CYNTHIA A. SABOL

Cynthia A. Sabol Chief Financial Officer
Date:	November 11, 2002